UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2020
KBS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-53649	26-0658752
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On September 9, 2008, KBS Real Estate Investment Trust II, Inc. (the “Company”), through an indirect wholly owned subsidiary, KBSII 100-200 Campus Drive, LLC, purchased two four-story office buildings located at 100 & 200 Campus Drive in Florham Park, New Jersey containing 590,458 rentable square feet on an approximate 71.1-acre parcel of land (the “100 & 200 Campus Drive Buildings”).
On October 10, 2008, the Company, through an indirect wholly owned subsidiary, KBSII 300-600 Campus Drive, LLC, purchased four four-story office buildings containing 578,388 rentable square feet (the “300-600 Campus Drive Buildings”). The 300-600 Campus Drive Buildings are located at 300, 400, 500 and 600 Campus Drive in Florham Park, New Jersey on an approximate 64.80-acre parcel of land.
On October 22, 2019, the Company, through indirect wholly owned subsidiaries, entered into a membership interest purchase and sale agreement and escrow instructions for the sale of all of the membership interests of KBSII 300-600 Campus Drive, LLC (the owner of the 300-600 Campus Drive Buildings) and KBSII 100-200 Campus Drive, LLC (the owner of the 100 & 200 Campus Drive Buildings)(together, the “Property Owners”) to 100-600 Campus Drive, LLC (the “Purchaser”), an affiliate of Opal Holdings.
On January 22, 2020, the Company completed the sale of the membership interests in the Property Owners to the Purchaser for $311.0 million, before third-party closing costs of approximately $4.3 million and excluding disposition fees payable to KBS Capital Advisors LLC, the Company’s external advisor. In connection with the dispositions of the 100 & 200 Campus Drive Buildings and the 300-600 Campus Drive Buildings (together, the “Campus Drive Buildings”), the Company repaid $136.1 million of the outstanding principal balance due under its portfolio loan facility (the “Portfolio Loan Facility”) and the Campus Drive Buildings were released as collateral from the Portfolio Loan Facility.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust II, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-1

	Unaudited Pro Forma Balance Sheet as of September 30, 2019	F-2

	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2019	F-4

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2018	F-6

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: January 28, 2020	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer

KBS REAL ESTATE INVESTMENT TRUST II, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following unaudited pro forma information should be read in conjunction with the consolidated balance sheet and the notes thereto of KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) as of September 30, 2019 and the consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2018 and for the nine months ended September 30, 2019 and the notes thereto. The consolidated financial statements of KBS REIT II for the year ended December 31, 2018 and the consolidated financial statements as of and for the nine months ended September 30, 2019 have been included in KBS REIT II’s prior filings with the SEC.
The unaudited pro forma balance sheet as of September 30, 2019 has been prepared to give effect to the disposition of the Campus Drive Buildings as if the disposition occurred on September 30, 2019. The unaudited pro forma balance sheet does not purport to reflect the actual transaction or financial position of KBS REIT II as the disposition occurred on January 22, 2020 and certain amounts and balances have changed.
The unaudited pro forma statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 have been prepared to give effect to the disposition of the Campus Drive Buildings on January 22, 2020, as if such disposition occurred on January 1, 2018.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Campus Drive Buildings been consummated as of the dates indicated.

KBS REAL ESTATE INVESTMENT TRUST II, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2019
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II, Inc. Historical (a)	Campus Drive Buildings (b)		Pro Forma Total
Assets
Real estate:
Land	$118,955	$—		$118,955
Buildings and improvements	580,169	—		580,169
Tenant origination and absorption costs	28,025	—		28,025
Total real estate held for investment, cost	727,149	—		727,149
Less accumulated depreciation and amortization	(133,429)	—		(133,429)
Total real estate held for investment, net	593,720	—		593,720
Real estate held for sale, net	257,163	(257,163)		—
Total real estate, net	850,883	(257,163)		593,720
Cash and cash equivalents	48,133	167,532	(c)	215,665
Restricted cash	15,681	—		15,681
Rents and other receivables, net	79,824	—		79,824
Above-market leases, net	169	—		169
Assets related to real estate held for sale	38,571	(38,571)		—
Prepaid expenses and other assets	23,363	—		23,363
Total assets	$1,056,624	$(128,202)		$928,422
Liabilities and stockholders’ equity
Notes payable:
Notes payable, net	$300,900	$(20,433)	(d)	280,467
Notes payable related to real estate held for sale, net	115,693	(115,693)	(d)	—
Total notes payable, net	416,593	(136,126)		280,467
Accounts payable and accrued liabilities	69,408	—		69,408
Due to affiliate	102	—		102
Distributions payable	3,481	—		3,481
Below-market leases, net	190	—		190
Other liabilities	14,504	—		14,504
Total liabilities	504,278	(136,126)		368,152
Commitments and contingencies
Redeemable common stock	5,655	—		5,655
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 185,551,436 and 186,464,794 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	1,856	—		1,856
Additional paid-in capital	1,667,906	—		1,667,906
Cumulative distributions in excess of net income	(1,123,071)	7,924		(1,115,147)
Total stockholders’ equity	546,691	7,924		554,615
Total liabilities and stockholders’ equity	$1,056,624	$(128,202)		$928,422

KBS REAL ESTATE INVESTMENT TRUST II, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2019
(a)Historical financial information derived from KBS REIT II’s Quarterly Report on Form 10-Q as of September  30, 2019.
(b)Represents adjustments to reflect the disposition of the Campus Drive Buildings. The sale price was $311.0 million, excluding closing costs and disposition fees.
(c)Represents the amount of proceeds from the Campus Drive Buildings disposition after third-party closing costs of approximately $4.3 million, disposition fees of approximately $3.1 million and the repayment of $136.1 million of outstanding principal due under the Portfolio Loan Facility that was partially secured by the Campus Drive Buildings.
(d)Represents the required repayment of the outstanding principal due under the Portfolio Loan Facility that was partially secured by the Campus Drive Buildings.

KBS REAL ESTATE INVESTMENT TRUST II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2019
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
		Campus Drive Buildings (b)	Pro Forma Total
Revenues:
Rental income	$78,619	$(23,213)	$55,406
Other operating income	5,359	(516)	4,843
Total revenues	83,978	(23,729)	60,249
Expenses:
Operating, maintenance, and management	25,867	(7,204)	18,663
Real estate taxes and insurance	13,959	(2,292)	11,667
Asset management fees to affiliate	7,707	(2,203)	5,504
General and administrative expenses	4,204	(41)	4,163
Depreciation and amortization	33,053	(10,706)	22,347
Interest expense	13,262	(3,596)	9,666
Impairment charges on real estate	14,300	(14,300)	—
Total expenses	112,352	(40,342)	72,010
Other income:
Other interest income	477	(3)	474
Loss from extinguishment of debt	(471)	—	(471)
Gain on sale of real estate, net	30,754	—	30,754
Total other income	30,760	(3)	30,757
Net income	$2,386	$16,610	$18,996
Net income per common share, basic and diluted	$0.01		$0.10
Weighted-average number of common shares outstanding, basic and diluted	186,064,468		186,064,468

KBS REAL ESTATE INVESTMENT TRUST II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2019
(a)Historical financial information derived from KBS REIT II’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2019.
(b)Amounts represent the historical operations of the Campus Drive Buildings as reflected in the historical statement of operations of KBS REIT II for the nine months ended September 30, 2019.

KBS REAL ESTATE INVESTMENT TRUST II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
		Campus Drive Buildings (b)	Pro Forma Total
Revenues:
Rental income	$121,813	$(30,527)	$91,286
Tenant Reimbursements	12,636	(1,295)	11,341
Interest income from real estate loans receivable	434	—	434
Other operating income	7,332	(11)	7,321
Total revenues	142,215	(31,833)	110,382
Expenses:
Operating, maintenance, and management	35,246	(9,683)	25,563
Real estate taxes and insurance	19,268	(3,062)	16,206
Asset management fees to affiliate	10,894	(3,278)	7,616
General and administrative expenses	6,024	(15)	6,009
Depreciation and amortization	50,202	(13,799)	36,403
Interest expense	17,884	(4,799)	13,085
Total expenses	139,518	(34,636)	104,882
Other income:
Other interest income (loss)	1,159	(1)	1,158
(Loss) gain from extinguishment of debt	(212)	10	(202)
Gain on sale of real estate, net	24,884	—	24,884
Total other income	25,831	9	25,840
Net income	$28,528	$2,812	$31,340
Net income per common share, basic and diluted	$0.15		$0.17
Weighted-average number of common shares outstanding, basic and diluted	187,133,703		187,133,703

KBS REAL ESTATE INVESTMENT TRUST II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(a)Historical financial information derived from KBS REIT II’s Annual Report on Form 10-K for the year ended December 31, 2018.
(b)Amounts represent the historical operations of the Campus Drive Buildings as reflected in the historical statement of operations of KBS REIT II for the year ended December 31, 2018.